UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) April 20, 2006
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                             Gilman + Ciocia, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-22996                11-2587324
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2005, Wachovia Bank, National Association ("Wachovia") executed Amendment No. 4 to Forbearance Agreement ("Amendment No.4"), amending the Forbearance Agreement (the "Forbearance Agreement") dated as of November 27, 2002 by and between Gilman + Ciocia, Inc. (the "Company"), North Ridge Securities Corp. ("North Ridge"), Prime Capital Services, Inc. ("Prime"), various guarantors and Wachovia. North Ridge is a former subsidiary of the Company, Prime is currently a subsidiary of the Company and the guarantors are current and former affiliates of the Company. Wachovia, formerly known as First Union National Bank, provided financing to the Company pursuant to certain credit facilities (the "Credit Facilities"), with a current aggregate balance of approximately $1,589,000. Upon the Company's default under the Credit Facilities, the parties entered into the Forbearance Agreement. Pursuant to Amendment No. 4 to the Forbearance Agreement: the Maturity Date was extended to October 10, 2008; commencing on April 10, 2006, the monthly principal payment on the Revolving Credit Loan was reduced to $25,000; commencing on April 10, 2006, the monthly principal payment on the Term Loan was reduced to $25,000; Wachovia delivered to the Company an $862,000 Promissory Note made by Daniel R. Levy to the Company dated January 29, 2004 and it cancelled its collateral interest in the Promissory Note; and Wachovia waived the extra principal payment due on or before April 1, 2006 in the sum of $74,205.42.

Item 9.01 Financial Statements and Exhibits

(c) Amendment No. 4 attached


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April 24, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
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                                                     (Registrant)

Date: April 24, 2006
      -------------------------         /s/ Daniel Wieneke
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                                        Name:  Daniel Wieneke
                                        Title: General Counsel


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